Exhibit 10.46

THIRD AMENDMENT TO MANAGEMENT AGREEMENT

This THIRD Amendment to Management Agreement (this “Amendment”) is dated December 18, 2018, by and among Coca-Cola Bottling Co. Consolidated, a Delaware corporation, Piedmont Coca-Cola Bottling Partnership (formerly known as Carolina Coca-Cola Bottling Partnership), a Delaware general partnership (the “Partnership”), CCBC of Wilmington, Inc., a Delaware corporation, Carolina Coca-Cola Bottling Investments, Inc. (as successor to Piedmont Partnership Holding Company), a Delaware corporation, and Coca-Cola Ventures, Inc. (successor in interest to Palmetto Bottling Company), a Delaware corporation.

Statement of Purpose

WHEREAS, the parties hereto are parties to that certain Management Agreement, dated as of July 2, 1993, which was amended by that certain First Amendment to Management Agreement, effective as of January 1, 2001, and that certain Master Amendment, dated as of January 2, 2002 (as amended, the “Management Agreement”), which provides for the operational management of the Partnership; and

WHEREAS, the parties hereto now desire to amend the Management Agreement to extend the term thereof as described below in this Amendment.

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.Amendment of Section 7.02.  Section 7.02 of the Management Agreement is hereby deleted and the following paragraph is hereby substituted in lieu thereof:

“7.02.  Duration.  Unless terminated pursuant to Section 7.03 below, this Agreement shall expire or terminate concurrently with the expiration or termination of the Partnership Agreement.”

2.Miscellaneous.  The Management Agreement, as amended by this Amendment, shall remain in full force and effect, and this Amendment shall be deemed to be incorporated into the Management Agreement and made a part thereof.  This Amendment may be executed by facsimile or PDF and in counterparts, each of which, when so executed, shall be deemed an original, and all such counterparts together shall constitute one and the same instrument.  This Amendment is executed in the State of North Carolina and shall be governed by and interpreted in accordance with the laws of the State of North Carolina, without reference to its conflict of laws provisions.

[Signature page follows on next page.]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed on its behalf by its duly authorized representative effective as of the date first written above.

COCA-COLA BOTTLING CO. CONSOLIDATED

By:	/s/ E. Beauregarde Fisher III
Name: E. Beauregarde Fisher III
Title: Executive Vice President and General Counsel

Piedmont Coca-Cola Bottling Partnership

By:	Coca-Cola Bottling Co. Consolidated, its manager

By:	/s/ E. Beauregarde Fisher III
Name: E. Beauregarde Fisher III
Title: Executive Vice President

CCBC OF WILMINGTON, INC.

By:	/s/ E. Beauregarde Fisher III
Name: E. Beauregarde Fisher III
Title: Vice President

CAROLINA COCA-COLA BOTTLING INVESTMENTS, INC.

By:	/s/ Brent Hastie
Name: Brent Hastie
Title: VP Special Projects

COCA-COLA VENTURES, INC.

By:	/s/ E. Beauregarde Fisher III
Name: E. Beauregarde Fisher III
Title: Vice President